JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/14/04	Granite Mortgages 2004-03PLC


Shares		Price			Amount
4,350,000	$100.00			$4,350,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.07	     N/A        0.35%	  	  0.35%



Broker
Deutsche Morgan Grenfell


Underwriters of Granite Mortgages


Underwriters          	                      Principal Amount
Barclays Capital Inc.			       $   31,412,018
Citigroup Global Markets Limited		   31,412,018
Deutsche Bank Securities Inc.                     363,679,970
HSBC Bank plc                                      31,412,018
J.P. Morgan Securities Inc.                        31,412,018
Lehman Brothers Inc.                        	  363,679,970
Merrill Lynch, Pierce, Fenner & Smith Inc.	   31,412,018
UBS Limited					  363,679,970
                                                 -------------
Total                                          $1,248,100,000



JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/28/04	Capital One Auto Finance
		2004-B A4

Shares		Price		Amount
2,150,000	$100.00		$2,150,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25	    N/A		 0.44%		  0.44%


Broker
Wachovia Securities LLC

Underwriters of Capital One Auto Finance

Underwriters          	                      Principal Amount
Credit Suisse First Boston LLC			 $195,600,000
Wachovia Capital Markets, LLC			  195,600,000
ABN AMRO Incorporated			           12,225,000
Barclays Capital Inc.	                           12,225,000
Citigroup Global Capital Markets Inc.              12,225,000
Deutsche Bank Securities Inc.                      12,225,000
Goldman, Sachs & Co.				   12,225,000
Greenwich Capital Markets, Inc.			   12,225,000
J.P. Morgan Securities Inc.			   12,225,000
Lehman Brothers Inc.				   12,225,000
                                                 -------------
Total                                            $489,000,000




JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/29/04	Metropolitan Life Global Funding

Shares		Price		Amount
750,000		$100.00		$750,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50	    N/A		 0.17%		  0.17%


Broker
Lehman Brothers Securities

Underwriters of Metropolitan Life Global Funding

Underwriter*			Principal amount
Total				$450,000,000


*Underwriters and principal were not available at the time of filing.




JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
10/27/04	Westfield Capital Corp.

Shares		Price		Amount
2,700,000	$100.00		$2,700,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.15	    N/A		 0.54%		   0.54%


Broker
Citigroup Global Markets

Underwriters of Westfield Capital Corp.

Underwriter*			Principal amount
Total				$500,000,000


*Underwriters and principal were not available at the time of filing.



JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/16/04	Gracechurch Card Funding

Shares		Price		Amount
3,300,000	$100.00		$3,300,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.18	    N/A		 0.49%		   0.57%


Broker
Barclays Capital, Inc. New York

Underwriters of Gracechurch Card Funding

Underwriters          	                      Principal Amount
Barclays Capital Inc.			  	 $546,429,000
Citigroup Global Markets Inc.			   42,857,000
J.P. Morgan Securities, Inc.                       42,857,000
Merrill Lynch & Co. 	                           42,857,000
                                                 -------------
Total                                            $675,000,000




JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/30/04	Clorox Co.

Shares		Price		Amount
1,650,000	$100.00		$1,650,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.35	    N/A		 0.33%		   0.33%


Broker
Goldman Sachs and Company of New York

Underwriters of Clorox Co.

Underwriter*			Principal amount
Total				$500,000,000


*Underwriters and principal were not available at the time of filing.



JPMORGAN Enhanced Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
01/05/05	Option One Mortgage Loan Trust
		2005-1A3

Shares		Price		Amount
2,300,000	$100.00		$2,300,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.25	    N/A		 0.53%		   0.53%


Broker
BA Securities Incorporated

Underwriters of Option One Mortgage Loan Trust

Underwriters          	                      Principal Amount
Banc of America Securities LLC			 $173,312,400
Greenwich Capital Markets, Inc.			  173,312,400
Barclays Capital Inc.			           21,664,050
Citigroup Global Markets Inc.                      21,664,050
Deutsche Bank Securities Inc.                      21,664,050
J.P. Morgan Securities Inc.                        21,664,050
                                                 -------------
Total                                            $433,281,000